                    OPPENHEIMER CAPITAL PRESERVATION FUND

                    Supplement dated August 7, 2003 to the
                      Prospectus dated December 23, 2002

The Prospectus is changed as follows:

The sales concession paid to brokers on purchases of Class A shares at net asset value and subject to a contingent deferred sales charge by certain grandfathered retirement accounts is equal to 0.25%.  Therefore, the first sentence of the second paragraph in the section captioned "Class A Contingent
Deferred Sales Charge" on page 22 is deleted and replaced with the following:
"For grandfathered retirement accounts, the concession is 0.25% of purchases."

August 7, 2003                                                PS0755.016